$300,000,000
                                TEREX CORPORATION
                    7-3/8% Senior Subordinated Notes due 2014


                               PURCHASE AGREEMENT

                                                         November 10, 2003

CREDIT SUISSE FIRST BOSTON LLC
CITIGROUP GLOBAL MARKETS INC.
As Representatives of the Several Purchasers,
c/o Credit Suisse First Boston LLC,
         Eleven Madison Avenue,
         New York, N.Y. 100 10-3629


Dear Sirs:

     1. Introductory. Terex Corporation, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the several initial purchasers named in Schedule A hereto (the "Purchasers") U.S. $300,000,000 principal amount of its 7-3/8% Senior Subordinated Notes due 2014 ("Notes") to be issued under an indenture, to be dated as of November 25, 2003 (the "Indenture"), between the Company, the guarantors named therein and HSBC Bank USA, as Trustee, which Notes will be unconditionally guaranteed by Koehring Cranes, Inc., Payhauler Corp., Terex Cranes, Inc., Terex-RO Corporation, Terex-Telelect, Inc., The American Crane Corporation, O&K Orenstein & Koppel, Inc., Amida Industries, Inc., Cedarapids, Inc., Standard Havens, Inc., Standard Havens Products, Inc., BL-Pegson USA, Inc., Benford America, Inc., Coleman Engineering, Inc., EarthKing, Inc., Finlay Hydrascreen USA, Inc., Powerscreen Holdings USA, Inc., Powerscreen International LLC, Powerscreen North America, Inc., Powerscreen USA, LLC, PPM Cranes, Inc., Royer Industries, Inc., Terex Bartell, Inc., Terex Mining Equipment, Inc. and CMI Terex Corporation, CMI Dakota Company, CMIOIL Corporation, Fuchs Terex, Inc., Genie Access Services, Inc., Genie China, Inc., Genie Financial Services, Inc., Genie Holdings, Inc., Genie Industries, Inc., Genie International, Inc., Genie Manufacturing, Inc., GFS Commercial LLC., GFS National, Inc., Go Credit Corporation, Lease Servicing & Funding Corp., Product Support, Inc., Schaeff Incorporated, Telelect Southeast Distribution, Inc., Terex Advance Mixer, Inc., Terex Financial Services, Inc., Terex Utilities, Inc., Terex Utilities South, Inc., Utility Equipment, Inc. (the "Guarantors," and together with the Company, the "Issuers"). For purposes of this agreement, the term "Offered Securities" means the Notes, together with the guarantees (the "Guarantees") thereof by the Guarantors. The United States Securities Act of 1933, as amended, is herein referred to as the "Securities Act."

     Holders (including subsequent transferees) of the Notes will have the registration rights set forth in the Registration Rights Agreement (the "Registration Rights Agreement"), to be dated the Closing Date (as hereinafter defined), in substantially the form of Exhibit A hereto. Pursuant to the Registration Rights Agreement, the Company and the Guarantors will agree to file with the Securities and Exchange Commission (the "Commission") under the circumstances set forth therein, (i) a registration statement under the Securities Act (the "Exchange Offer Registration Statement") registering an issue of senior subordinated notes identical in all material respects to the Notes (the "Exchange Notes") to be offered in exchange for the Notes (the "Exchange Offer") and (ii) under the circumstances set forth therein, a registration statement pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement").

     This Agreement, the Indenture, the Offered Securities, the Exchange Notes and the Registration Rights Agreement, are sometimes referred to in this Agreement, individually, as a "Transaction Document" and, collectively, as the "Transaction Documents," and the execution and delivery of the Indenture and the issuance and sale of the Offered Securities are sometimes referred to herein, individually, as a "Transaction" and collectively, as the "Transactions."

     Each of the Issuers, jointly and severally, hereby agrees with the several Purchasers as follows:

     2. Representations and Warranties of the Company. Each of the Issuers, jointly and severally, represents and warrants to, and agrees with, the several Purchasers that:

          (a) A preliminary offering circular dated November 10, 2003, and an offering circular relating to the Offered Securities to be offered by the Purchasers have been prepared by the Company. Such preliminary offering circular and offering circular (including material incorporated by reference therein), as supplemented as of the date of this Agreement, together with any other document approved by the Company for use in connection with the contemplated resale of the Offered Securities are hereinafter collectively referred to as the "Offering Document". On the date of this Agreement, the Offering Document does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Company by any Purchaser through Credit Suisse First Boston LLC ("CSFB") or Citigroup Global Markets Inc. specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b). Except as disclosed in the Offering Document, the Company's Annual Report on Form 10-K most recently filed with the Securities and Exchange Commission (the "Commission") and all subsequent reports (collectively, the "Exchange Act Reports") which have been filed by the Company with the Commission or sent to stockholders in either case pursuant to the Securities Exchange Act of 1934 (the "Exchange Act") did not include, as of their respective dates, any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Such documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

          (b) Each of the Issuers has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with the corporate power and authority to own its properties and conduct its business as described in the Offering Document; and each of the Issuers is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing could not reasonably be expected, individually or in the aggregate, to have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect").

          (c) Each subsidiary of the Company other than the Guarantors that (i) generates 5% or more of the revenues, (ii) generates 5% or more of the operating income, or (iii) holds 5% or more of the assets, in each case, of the Company and its subsidiaries on a consolidated basis (each, a "Significant Non-Guarantor Subsidiary," and, together with the Guarantors, each a "Significant Subsidiary"), has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with the corporate power and authority to own its properties and conduct its business as described in the Offering Document; and each Significant Non-Guarantor Subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; all of the issued and outstanding capital stock of the Company and of each Significant Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable; and, except as expressly disclosed or incorporated by reference in the Offering Document and except for pledges in favor of Credit Suisse First Boston, as collateral agent for the lenders, under the Company's Amended and Restated Credit Agreement, dated as of July 3, 2002, as amended (the "Credit Facility"), among the Company, certain of its subsidiaries and the lenders named therein, the capital stock of each Significant Subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

          (d) On or prior to the Closing Date the Indenture has been duly authorized by all necessary corporate action required by the Issuers; the Offered Securities have been duly authorized by each of the Issuers by all necessary corporate action required by the Issuers; and when the Offered Securities are delivered and paid for pursuant to this Agreement and the Indenture on the Closing Date (as defined below), the Indenture will have been duly executed and delivered by each of the Issuers, such Offered Securities will have been duly executed, issued and delivered by each of the Issuers and will conform in all material respects to the description thereof contained in the Offering Document and the Indenture, assuming due authorization, authentication, execution and delivery thereof by the Trustee, and such Offered Securities, when executed and authenticated in accordance with the provisions of the Indenture, will constitute valid and legally binding obligations of each of the Issuers, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. At the date of effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA" or "Trust Indenture Act"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

          (e) Except as disclosed or reflected in the fees and expenses set forth in the Offering Document, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Purchaser for a brokerage commission, finder's fee or other like payment in connection with the Transactions.

          (f) Except for (a) that certain Registration Rights Agreement, dated as of July 3, 2002, among the Company, Robert Wilkerson, S. Ward Bushnell,
     F. Roger Brown, the Wilkerson Limited Partnership, and the Bushnell Limited Partnership and (b) that certain Registration Rights Agreement, dated August 28, 2003, by and between the Company and SDC Prague, s.r.o., there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

          (g) Except for those which have been previously obtained or as to which the failure to obtain would not, individually or in the aggregate, have a material adverse effect on the consummation of the Transactions by the Issuers, no consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the Transactions as contemplated by (i) this Agreement in connection with the issuance and sale of the Offered Securities by the Issuers, or (ii) any other Transaction Documents in connection with the consummation of the transactions contemplated therein.

          (h) The execution, delivery and performance by each of the Company and its subsidiaries (to the extent each is a party thereto) of each of the Transaction Documents and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any Significant Subsidiary of the Company or any of their properties, or (ii) any agreement or instrument to which the Company or any such Significant Subsidiary is a party or by which the Company or any such Significant Subsidiary is bound or to which any of the properties of the Company or any such Significant Subsidiary is subject, or (iii) the charter or by-laws of the Company or any such Significant Subsidiary, except (A) in each case, that any rights to indemnity and contribution may be limited by federal and state securities laws and public policy considerations and (B) in the case of clauses (i) and (ii) for such breaches, violations or defaults as would not, individually or in the aggregate, have a material adverse effect on the consummation of the Transactions by such parties; and each of the Issuers has full corporate power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

          (i) This Agreement has been duly authorized, executed and delivered by the Company. Each of the other Transaction Documents has been, or as of the Closing Date will have been, duly authorized, by each of the Company and its subsidiaries (to the extent each is a party thereto), each of the other Transaction Documents (with the exception of the Exchange Notes) has been, or as of the Closing Date will have been, assuming due authorization, authentication, execution and delivery thereof by the Trustee, to the extent applicable, executed and delivered by each of the Company and its subsidiaries (to the extent each is a party thereto), and each Transaction Document conforms or will conform in all material respects to the descriptions thereof contained in the Offering Document and each Transaction Document (other than this Agreement), assuming due authorization, authentication, execution and delivery thereof by the Trustee, to the extent applicable, is or will constitute valid and legally binding obligations of the Company and its subsidiaries (to the extent each is a party thereto), enforceable in accordance with its respective terms, except that any rights to indemnity and contribution may be limited by federal and state securities laws and public policy considerations and subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (j) Except as disclosed in the Offering Document, the Company and its Significant Subsidiaries have good title to all real properties and all other properties and assets owned by them that are material to the Company and its subsidiaries taken as a whole, in each case free from liens and encumbrances that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Offering Document, the Company and its Significant Subsidiaries hold any leased real or personal property that is material to the Company and its subsidiaries taken as a whole under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

          (k) The Company and its subsidiaries (A) possess all certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them, except for those which the failure to so possess could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect and (B) have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

          (l) Except as disclosed in the Offering Document, no labor strike, slowdown, stoppage or dispute (except for routine disciplinary and grievance matters) with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, that would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

          (m) The Company and its subsidiaries own, possess, have the right to use, or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") used in the conduct of the business now operated by them, except for such failures to so own, possess or have the right to use or acquire such intellectual property rights which would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect.

          (n) Except as disclosed in the Offering Document, neither the Company nor any of its subsidiaries (i) is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), (ii) owns or operates any real property that to the knowledge of the Company is contaminated with any substance that is subject to any environmental laws, (iii) is to the knowledge of the Company liable for any off-site disposal or contamination pursuant to any environmental laws, or (iv) is to the knowledge of the Company subject to any claim relating to any environmental laws, in each case of clauses (i), (ii), (iii) or (iv) above, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

          (o) Except as disclosed in the Offering Document, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that have a reasonable likelihood of being adversely determined and, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under the Transaction Documents, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened in writing or, to the Company's knowledge, contemplated.

          (p) The financial statements included or incorporated by reference in the Offering Document present fairly in all material respects the financial position, as applicable, (a) of the Company and its consolidated subsidiaries and (b) of Genie Holdings, Inc. and its consolidated subsidiaries, in each case as of the dates shown and their results of operations and cash flows for the periods shown (subject in the case of interim financial statements to normal year-end adjustments), and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis and the schedules included or incorporated by reference in the Offering Document present fairly the information required to be stated therein.

          (q) Except as disclosed in the Offering Document, since the date of the latest audited financial statements included in the Offering Document, there has been no material adverse change, nor any development or event that could reasonably be expected to result in a material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Offering Document, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

          (r) None of the Issuers is an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "Investment Company Act"); and each of the Issuers is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document, will not be an "investment company" as defined in the Investment Company Act.

          (s) No securities of the Company or any of its subsidiaries the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Offered Securities are listed on any national securities exchange registered under Section 6 of Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

          (t) Assuming the representations of the Purchasers set forth in
     Section 4 below are true and correct and that the Purchasers comply in all material respects with applicable federal and state securities laws and regulations in connection with the initial resale of the Offered Securities, the offer and sale of the Offered Securities in the manner contemplated by this Agreement will be exempt from the registration requirements of the Securities Act by reason of Section 4(2) thereof and Regulation S thereunder; and it is not necessary to qualify an indenture in respect of the Offered Securities under the TIA.

          (u) Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf (i) has, within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S under the Securities Act) the Offered Securities or any security of the same class or series as the Offered Securities or (ii) has offered or will offer or sell the Offered Securities (A) in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or (B) with respect to any such securities sold in reliance on Rule 903 of Regulation S ("Regulation S") under the Securities Act, by means of any directed selling efforts within the meaning of Rule 902(c) of Regulation S. The Company, its affiliates and any person acting on its or their behalf have complied in all material respects and will comply in all material respects with the offering restrictions requirement of Regulation S in connection with the offer and sale of the Offered Securities. The Company has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement.

          (v) The Company is subject to Section 13 or 15(d) of the Exchange Act.

          (w) The Company is permitted by the terms of the Credit Facility to use the proceeds of this Offering in the manner described in the Offering Document.

          (x) The Company's "disclosure controls and procedures" (as defined as Rule 13a15 of the Exchange Act) are reasonably designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported in accordance with the Exchange Act and the rules and regulations thereunder. The Company has carried out evaluations, under the supervision and with the participation of the Company's management, of the effectiveness of the design and operation of the Company's disclosure controls and procedures in accordance with Rule 13a-15 of the Exchange Act.

     3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Purchasers, and the Purchasers agree, severally and not jointly, to purchase from the Company, at a purchase price of 97.36% of the principal amount thereof plus accrued interest from November 25, 2003 to the Closing Date (as hereinafter defined), the respective principal amounts of Notes set forth opposite the names of the several Purchasers in Schedule A hereto.

     The Company will deliver against payment of the purchase price the Offered Securities in the form of one or more permanent global securities in definitive form (the "Global Securities") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent Global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Offering Document. Payment for the Offered Securities shall be made by the Purchasers in Federal (same day) funds by wire transfer to an account at a bank designated by the Company and reasonably acceptable to CSFB at the office of Skadden, Arps, Slate, Meagher & Flom LLP at 9:00 A.M. (New York time), on November 25, 2003, or at such other time not later than seven full business days thereafter as CSFB and the Company determine, such time being herein referred to as the "Closing Date," against delivery to the Trustee as custodian for DTC of the Global Securities representing all of the Securities. The Global Securities will be made available for checking at the above office at least 24 hours prior to the Closing Date.

     4. Representations by Purchasers; Resale by Purchasers.

          (a) Each Purchaser severally represents and warrants to the Company that it is an "accredited investor" within the meaning of Regulation D under the Securities Act.

          (b) Each Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for any such arrangements with the other Purchaser or affiliates of the other Purchaser or with the prior written consent of the Company.

          (c) Each Purchaser severally agrees that it and each of its affiliates will not offer or sell the Offered Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Purchaser severally agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

          (d) Each of the Purchasers severally represents and agrees that (i) it has not offered or sold and prior to the date six months after the date of issue of the Offered Securities will not offer or sell any Offered Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (the "FSMA")) received by it in connection with the issue or sale of any Offered Securities in circumstances in which section 21(1) of the FSMA does not apply to the Issuers; and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Offered Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

          (e) Each Purchaser understands that the Offered Securities are being sold to it hereunder in a transaction not involving a public offering in the United States within the meaning of the Securities Act, that the Offered Securities have not been, and except as described in the Registration Rights Agreement, will not be registered under the Securities Act, and that such Purchaser will only offer such Offered Securities for resale (i) inside the United States to persons whom such Purchaser reasonably believes is a "qualified institutional buyer" meeting the requirements of Rule 144A under the Securities Act, (ii) outside the United States in a transaction complying with Rule 904 under the Securities Act,
     (iii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if available), or (iv) pursuant to an effective registration statement under the Securities Act, and, in each case of clauses (i) through (iv), in accordance with any applicable securities laws of any state of the United States, and such Purchaser will notify any subsequent purchaser from it of such Offered Securities of the resale restrictions applicable to the Offered Securities referred to in the Indenture and the Offering Document.

          (f) Each Purchaser represents and agrees that it is not acquiring the Offered Securities with a view to any distribution thereof in a transaction that would violate the Securities Act or the securities laws of any state of the United States or any other applicable jurisdiction.

          (g) Each Purchaser understands and acknowledges that the availability of an exemption from registration under the Securities Act of the offer and sale of the Offered Securities depends in part on, and the Issuers and, for the purposes of the opinions to be delivered to the Purchasers pursuant to
     Section 6 hereof, counsel for the Issuers and counsel for the Purchasers will rely upon, the accuracy of the foregoing representations, and such Purchaser hereby consents to such reliance.

     5. Certain Agreements of the Company. Each of the Issuers, jointly and severally, agrees with the several Purchasers that:

          (a) The Company will advise CSFB promptly of any proposal to amend or supplement the Offering Document and will not effect such amendment or supplementation without CSFB's consent, which consent shall not be unreasonably withheld or delayed. If, at any time prior to the completion of the resale of the Offered Securities by the Purchasers, any event occurs as a result of which the Offering Document as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Company promptly will notify CSFB of such event and promptly will prepare, at its own expense, an amendment or supplement which will correct such statement or omission or effect such compliance. Neither CSFB 's consent to, nor the Purchasers' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

          (b) The Company will furnish to CSFB copies of any preliminary offering circular, the Offering Document and all amendments and supplements to such documents, in each case in such quantities as CSFB reasonably requests. At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish or cause to be furnished to CSFB (and, upon request, to the other Purchasers) and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities. The Company will pay the expenses of printing and distributing to the Purchasers all such documents.

          (c) The Company will arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions as CSFB reasonably designates and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Purchasers.

          (d) During the period of two years hereafter, the Company will furnish to CSFB and, upon request, to the other Purchasers, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to CSFB and, upon request, to the other Purchasers, as soon as available, a copy of each other report and any definitive proxy statement of the Company filed with the Commission under the Exchange Act, or mailed to stockholders.

          (e) During the period of two years after the Closing Date, the Company will, upon request, furnish to CSFB and the other Purchasers and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

          (f) During the period of two years after the Closing Date, the Company will not, and will not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Offered Securities that have been reacquired by any of them.

          (g) During the period of two years after the Closing Date, each of the Issuers will not be or become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

          (h) The Company will pay all expenses incidental to the performance of its obligations under this Agreement and the Indenture, including (i) the fees and expenses of the Trustee and its professional advisers; (ii) all expenses in connection with the execution, issuance, authentication, packaging and initial delivery of the Offered Securities, the preparation and printing of this Agreement, the Indenture, the Offered Securities, the Offering Document and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Offered Securities; (iii) the cost of listing the Offered Securities and qualifying the Offered Securities for trading in The Portals'" Market ("PORTAL") and any expenses incidental thereto; (iv) the cost of any advertising approved by the Company in connection with the issue of the Offered Securities; (v) any expenses (including reasonable fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFB designates and the printing of memoranda relating thereto; (vi) any fees charged by investment rating agencies for the rating of the Offered Securities; and (vii) expenses incurred in distributing the Offering Document (including any amendments and supplements thereto) to the Purchasers. The Company will also pay for any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities.

          (i) In connection with the offering, until CSFB shall have notified the Company and the other Purchasers of the completion of the resale by the Purchasers of the Offered Securities, neither the Company nor any of its affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Offered Securities or attempt to induce any person to purchase any Offered Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities.

          (j) During the period beginning on the date hereof and continuing to and including the Closing Date, none of the Issuers will offer, sell, contract to sell, announce their intention to sell, pledge or otherwise dispose of, directly or indirectly, any United States dollar denominated debt securities issued or guaranteed by any of the Issuers and having a maturity of more than one year from the date of issue. None of the Issuers will at any time offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, pledge, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act or the safe harbor of Regulation S thereunder to cease to be applicable to the offer and sale of the Offered Securities.

     6. Conditions of the Obligations of the Purchasers. The obligations of the Purchasers to purchase and pay for the Offered Securities will be subject to the accuracy in all material respects of the representations and warranties on the part of the Issuers herein, to the accuracy in all material respects of the statements of officers of the Issuers made pursuant to the provisions hereof, to the performance by the Issuers of their respective obligations hereunder and to the following additional conditions precedent:

          (a) The Purchasers shall have received a letter, dated the date of this Agreement, from PricewaterhouseCoopers LLP confirming that they are independent public accountants within the meaning of the Securities Act and the applicable published rules and regulations thereunder ("Rules and Regulations") and stating to the effect that:

               (1) in their opinion the financial statements and schedules examined by them and included or incorporated by reference in the Offering Document comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations;

               (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 100, Interim Financial Information, on the unaudited financial statements in the Exchange Act Reports;

               (iii) on the basis of a reading of the latest available interim financial statements of the Company, and of all subsidiaries of the Company for which such interim financial statements are provided, inquiries of officials of the Company, and of such subsidiaries, who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                    (A) the unaudited financial statements included in the
               Exchange Act Reports do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                    (B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the common stock or any increase in long-term debt of the Company and its consolidated subsidiaries, or at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets (working capital) or decrease in stockholders' equity of the Company and its consolidated subsidiaries, as compared with amounts shown on the latest balance sheet included in the Offering Document; or

                    (C) for the period from the closing date of the latest
               income statement included in the Offering Document to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Offering Document, in consolidated net sales or income from operations or net income;

          except in all cases set forth in clauses (A), (B) and (C) above for changes, increases or decreases which the Offering Document discloses have occurred or may occur or which are described in such letter; and

               (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained or incorporated by reference in the Offering Document (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

     All financial statements and schedules included in material incorporated by reference into the Offering Document shall be deemed included in the Offering Document.

          (b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as one enterprise which, in the judgment of a majority in interest of the Purchasers including CSFB, is material and adverse and makes it impractical or inadvisable to proceed with completion of the offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities of the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any material change in U.S. or international financial, political or economic conditions or currency exchange rates or exchange controls as would, in the judgment of a majority in interest of the Purchasers including CSFB, be likely to prejudice materially the issuance, sale or redistribution of the Offered Securities,
     (iv) any material suspension or material limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (v) any banking moratorium declared by U.S. Federal or New York authorities; (vi) any major disruption of settlements of securities or clearance services in the United States or (vii) any attack on, outbreak or escalation of major hostilities or major acts of terrorism involving the United States, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Purchasers including CSFB, the effect of any such attack, outbreak, escalation, act, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the offering or sale of and payment for the Offered Securities.

          (c) The Purchasers shall have received an opinion, dated such Closing Date, of Bryan Cave LLP, counsel for the Company, that:

               (i) The Issuers organized under the laws of the State of Delaware and each Significant Subsidiary organized under the laws of the State of Delaware are corporations, validly existing and in good standing under the laws of the State of Delaware and have all requisite corporate power and authority to own their respective properties and carry on their respective businesses as described in the Offering Document;

               (ii) The Issuers organized under the laws of the State of Delaware (to the extent each is a party) have taken all necessary corporate action to duly authorize, execute, deliver and perform their respective obligations under this Agreement, the Indenture, the Offered Securities, the Exchange Notes and the Registration Rights Agreement (collectively, the "Closing Documents"); the Issuers organized under the laws of the State of Delaware have taken all necessary corporate action to execute, deliver and issue the Offered Securities; the Offered Securities have been validly authorized, executed, issued and delivered by the Issuers organized under the laws of the State of Delaware and each of the Closing Documents conforms in all material respects to the description thereof contained in the Offering Document; and each of the Closing Documents (other than this Agreement) have been validly executed and delivered by, and constitute the legal, valid and binding obligations of, each of the Issuers (to the extent each is a party thereto), enforceable against the Issuers in accordance with the terms thereof, except that any rights to indemnity and contribution thereunder may be limited by federal and state securities laws and public policy consideration and subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (iii) Each of the Issuers is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Document and the consummation of the other Closing Transactions (as defined below), will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

               (iv) Except for those consents as to which the failure to obtain would not, individually or in the aggregate, have a material adverse effect on the consummation of the relevant Closing Transaction, neither the Company nor any Significant Subsidiary incorporated under the laws of the State of Delaware ("Domestic Significant Subsidiaries") is required to obtain any consent, approval, authorization or order of, or filing with, any governmental authority under any Applicable Law (as defined) in connection with the consummation by the Company and the Domestic Significant Subsidiaries of the transactions contemplated by the Closing Documents or otherwise in connection with the execution and delivery of the Indenture and the issuance and sale of the Offered Securities (the "Closing Transactions"), except such as may be required under state securities laws (with respect to which such counsel need express no opinion);

               (v) The execution, delivery and performance by the Company and its subsidiaries (to the extent each is a party thereto) of each of the Closing Documents (including the issuance and sale of the Offered Securities) and compliance by the Company and such subsidiaries therewith will not conflict with, constitute a default under or violate (i) any provision of the charter or by-laws of the Company or any Domestic Significant Subsidiary, (ii) any provision of any material applicable law, rule or regulation (other than state securities and blue sky laws, as to which such counsel need express no opinion and except that any rights to indemnity and contribution herein may be limited by federal and state securities laws and public policy considerations), (iii) to our knowledge, any judgment, order, writ, injunction or decree to which the Company, its subsidiaries or any of their respective properties are subject, or (iv) any agreement or instrument filed as an exhibit to the Company's Exchange Act Reports;

               (vi) Such counsel has participated in the preparation of the Offering Document and, although such counsel is not passing upon and does not assume responsibility for the accuracy, completeness or fairness of the Offering Document (except statements made under the captions "Description of the Notes," "Description of Bank Credit Facility and Bank Amendment" and "Certain United States Federal Tax Considerations" of the Offering Document insofar as they relate to legal matters), such counsel shall state that, based upon such participation but without independent review or verification, nothing has come to such counsel's attention which causes it to believe that, at any time from the date thereof through the Closing Date, the Offering Document (except for financial statements and related notes, and financial and statistical data and supporting schedules included therein, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; the descriptions in the Offering Document of statutes, legal and governmental proceedings and contracts are accurate in all material respects and fairly present the information required to be shown; and such counsel do not know of any legal or governmental proceedings that were required to be described in any of the Exchange Act Reports as of their respective dates which are not described as required or of any contracts or documents of a character that were required to be described in any of the Exchange Act Reports as of their respective dates or to be filed as exhibits to the respective Exchange Act Reports as of their respective dates which are not described and filed as required.

               (vii) Assuming the representations of the Purchasers set forth in
          Section 4 of this Agreement are true, complete and correct in all material respects and assuming compliance in all material respects by the Purchasers with the covenants set forth in this Agreement and with applicable federal and state securities laws and regulations in connection with the initial resale of the Offered Securities, it is not necessary in connection with (i) the offer, sale and delivery of the Offered Securities by the Company to the Purchasers pursuant to this Agreement or (ii) the resales of the Offered Securities by the Purchasers in the manner contemplated by this Agreement, to register the Offered Securities under the Securities Act or to qualify an indenture in respect thereof under the Trust Indenture Act.

               Such counsel may state that, as it relates to enforceability, the opinions expressed in clause (v) are limited by (1) bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally and (2) equitable principles of general applicability. Such counsel may also qualify such opinion in other respects reasonably acceptable to the Purchasers.

          (d) The Purchasers shall have received an opinion, dated such Closing Date, of Eric I Cohen, general counsel of the Company, to the effect that:

               (i) The Issuers and each Significant Subsidiary incorporated within the United States of America (the "Domestic Significant Subsidiaries") have been duly incorporated and are existing corporations in good standing under the laws of their respective jurisdictions of incorporation, with corporate power and authority to own their respective properties and conduct their respective businesses as described in the Offering Documents; and the Issuers and each Domestic Significant Subsidiary are duly qualified to do business as foreign corporations in good standing in all other jurisdictions in which their ownership or lease of property or the conduct of their business requires such qualifications, except to the extent that the failure to be so qualified and in good standing could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Based on such counsel's review of organizational documents (or English translations thereof) of each Significant Subsidiary incorporated outside the United States of America (the "Foreign Significant Subsidiaries") and interviews and statements of persons who are informed as to the formation and status of the Foreign Significant Subsidiaries, the Foreign Significant Subsidiaries have been duly incorporated and are existing corporations in good standing under the laws of their respective countries of organization, with corporate power and authority to own their respective properties and conduct their respective businesses as described in the Offering Document; based on such counsel's review of organizational documents (or English translations thereof) of the Foreign Significant Subsidiaries and interviews and statements of persons who are informed as to the formation and status of the Foreign Significant Subsidiaries, the Foreign Significant Subsidiaries are duly qualified to do business as foreign corporations in good standing in all other jurisdictions in which their ownership or lease of property or the conduct of their business requires such qualifications, except to the extent that the failure to be so qualified and in good standing could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

               (ii) Based upon such counsel's examination of the corporate stock books and records of each of the Domestic Significant Subsidiaries and the corporate stock books and records (or English translations thereof) of the Foreign Significant Subsidiaries and interviews and statements of persons who are informed as to the status of the Foreign Significant Subsidiaries, all outstanding shares of the capital stock of the Company and each Significant Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and conform in all material respects to the description thereof contained in the Exchange Act Reports; and the securityholders of each the Issuers have no preemptive rights with respect to the Offered Securities;

               (iii) Except for those agreements referred to in the representation set forth in Section 2(f) hereof, there are no contracts, agreements or understandings known to such counsel between any of the Issuers and any person granting such person the right to require any of the Issuers to file a registration statement under the Act with respect to any securities of any of the Issuers owned or to be owned by such person or to require any of the Issuers to include such securities in securities being registered pursuant to any other registration statement filed by any of the Issuers under the Securities Act;

               (iv) Except for those consents as to which the failure to obtain would not, individually or in the aggregate, have a material adverse effect on the consummation of the relevant Transaction, no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company or any Significant Subsidiary under any Applicable Law for the consummation of the Transactions or otherwise in connection with the sale of the Offered Securities, except such as may be required under state securities laws (with respect to which such counsel need express no opinion);

               (v) The execution and delivery of, and performance by, each of the Company and its subsidiaries (to the extent each is a party thereto) of its obligations under, each of the Transaction Documents (including the issuance and sale of the Offered Securities) will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any Applicable Law or order known to such counsel of any governmental agency or body or any court having jurisdiction over the Company or any Significant Subsidiary or any of their respective properties (except that any rights to indemnity and contribution herein may be limited by federal and state securities laws and public policy considerations), or any agreement or instrument to which the Company or any Significant Subsidiary is a party or by which the Company or any Significant Subsidiary is bound or to which any of the properties of the Company or any Significant Subsidiary is subject, or the charter or by-laws of the Company or any Significant Subsidiary, and each of the Issuers has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement;

               (vi) This Agreement has been duly authorized, executed and delivered by each of the Issuers. Each of the other Transaction Documents has been or will be duly authorized, executed and delivered by each of the Company and its subsidiaries (to the extent each is a party thereto); the Offered Securities have been duly authorized, executed, authenticated, issued and delivered by each of the Issuers and each of the Transaction Documents conforms in all material respects to the description thereof contained in the Offering Document; and each of the Transaction Documents (other than this Agreement) constitutes or will constitute valid and legally binding obligations of the each of the Company and its subsidiaries (to the extent each is a party thereto) enforceable in accordance with its respective terms, except that any rights to indemnity and contribution thereunder may be limited by federal and state securities laws and public policy considerations and subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (vii) While such counsel is not passing upon and does not assume responsibility for, and shall not be deemed to have independently verified the accuracy, completeness or fairness of the statements contained in the Offering Document (except statements made under the captions "Description of the Notes" and "Description of Bank Credit Facility and Bank Amendment" of the Offering Document insofar as they relate to legal matters), such counsel shall state that no facts have come to such counsel's attention in the course of participating with officers and representatives of the Company in the preparation of the Offering Document (except for financial statements and schedules and other financial and statistical data contained therein, as to which such counsel need express no opinion) to lead it to believe that any part of the Offering Document, as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Offering Document, as of its date or as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the descriptions in the Offering Document of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and such counsel does not know of any legal or governmental proceedings that were required to be described in any of the Exchange Act Reports as of their respective dates which are not described as required or of any contracts or documents of a character that were required to be described in any of the Exchange Act Reports as of their respective dates or to be filed as exhibits to the respective Exchange Act Reports as of their respective dates which are not described or filed as required.

               Such counsel may state that, as it relates to enforceability, the opinions expressed in clause (vi) are limited by (1) bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally and (2) equitable principles of general applicability. Such counsel may also qualify such opinion in other respects reasonably acceptable to the Purchasers.

          (e) The Purchasers shall have received from Skadden, Arps, State, Meagher & Flom LLP, counsel for the Purchasers, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Offered Securities, the Offering Document, the exemption from registration for the offer and sale of the Offered Securities by the Company to the several Purchasers and the resales by the several I Purchasers as contemplated hereby and other related matters as CSFB may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (f) The Purchasers shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of the each of the Issuers in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of such Issuer in this

     Agreement are true and correct, that such Issuer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and that, subsequent to the date of the most recent financial statements in the Offering Document, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries, taken as a whole, except as set forth in or contemplated by the Offering Document or as described in such certificate.

          (g) The Purchasers shall have received a letter, dated the Closing Date, of PricewaterhouseCoopers LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to the Closing Date for the purposes of this subsection, and except that:

               a. Such letter shall also state that

                    (i) in their opinion the financial statements and schedules examined by them and included in the Company's Form 8-K/A dated September 13, 2002 (the "Form 8-K/A"), comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published Rules and Regulations;

                    (ii) they have performed the procedures specified by the
               American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements in the Form 8-K/A; they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Form 8-K/A in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries or Genie Holdings, Inc. and its subsidiaries subject to the internal controls of the accounting system of the Company Genie Holdings, Inc. or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter; and

                    (iii) Nothing came to their attention that caused them to
               believe that the unaudited pro forma condensed financial statements included in the Form 8-K/A do not comply as to form in all material respects with the applicable accounting requirements of rule 11-02 of regulation S-X and that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.; and

                    (iv) that they have performed the procedures specified by
               the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 100, Interim Financial Information, on the unaudited financial statements in the Company's quarterly report on Form 10-Q, for the calendar quarter ended September 30, 2003 (the "Third Quarter 10-Q").

          (h) The Company, the Guarantors and the Trustee shall have entered into the Indenture and you shall have received counterparts, conformed as executed, thereof.

          (i) The Company and the Guarantors shall have entered into the Registration Rights Agreement and you shall have received counterparts, conformed as executed, thereof.

          (j) The Offered Securities shall have been designated PORTAL securities in accordance with the rules and regulations adopted by the NASD relating to trading in the PORTAL market.

          (k) The Amended and Restated Credit Agreement, dated as of July 3, 2002, as amended (the "Credit Facility"), among the Company, certain of its subsidiaries and the lenders named therein, shall have been further amended substantially in the form described in the Offering Circular.

          (l) The Company shall have filed the Third Quarter 10-Q. The specified dollar amounts of the net sales; income from operations, net income (loss); net cash provided by operating activities; capital expenditures; depreciation; amortization; notes payable and current portion of long-term debt; and cash and cash equivalents (the "Line Items") for the three months and nine months ended on September 30, 2003, as disclosed in the Company's Third Quarter 10-Q, shall not have changed adversely by more than two percent (2%) of such Line Items as set forth in Exhibit 99.1 to the Current Report on Form 8-K/A dated October 23, 2003, which report is incorporated by reference to the Offering Circular.

     The Company will furnish the Purchasers with such conformed copies of such opinions, certificates, letters and documents as the Purchasers reasonably request. CSFB may in its sole discretion waive on behalf of the Purchasers compliance with any conditions to the obligations of the Purchasers hereunder.

     7. Indemnification and Contribution. (a) Each of the Issuers, jointly and severally, will indemnify and hold harmless each Purchaser, its partners, directors and officers, and each person, if any, who controls such Purchaser within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability (or actions in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in conformity with written information furnished to the Company by any Purchaser through CSFB specifically for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below.

          (b) Each Purchaser will severally and not jointly indemnify and hold harmless each of the Issuers, their respective directors and officers and each person, if any who controls any Issuer within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities to which such Issuers may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or any related preliminary offering circular, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in conformity with information furnished to the Company by such Purchaser through CSFB specifically for use therein, and will reimburse each Issuer for any legal or other expenses reasonably incurred by the Issuers in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Purchaser consists of (i) the following information in the Offering Document furnished on behalf of each Purchaser: the second to last paragraph at the bottom of the cover page concerning the terms of the offering by the Purchasers, and the information concerning over-allotments and stabilizing appearing in the eighth paragraph under the caption of "Plan of Distribution"; and

               (ii) the following information in the Offering Document furnished on behalf of the Purchasers:

               The initial purchasers and their respective affiliates provide, and have in the past provided, certain financial and investment advisory services to us. Banks affiliated with some of the initial purchasers are lenders under our bank credit facilities. As a result, such banks will receive a portion of the proceeds from the offering of the notes. See "Use of Proceeds". Credit Suisse First Boston, an affiliate of Credit Suisse First Boston LLC, is a lender and the Administrative Agent under our bank credit facilities and Citigroup Global Markets Inc. or one of its affiliates is a lender, joint lead arranger and syndication agent under our bank credit facilities. The decision of these initial purchasers to distribute the notes was made independent of the lenders with which these initial purchasers are affiliated, which lenders had no involvement in determining whether or when to distribute the notes under this offering or the terms of the offering. These initial purchasers, exclusive of the proceeds they or their affiliates will receive from the proceeds of the notes, will not receive any benefit from this offering other than the discount to the offering price described in this offering circular.

          (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of the substantive rights or defenses) by such failure; and provided further that failure to notify the indemnifying party shall not relieve it from any liability it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. In no event shall an indemnifying party be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes (a) an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

          (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above
     (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and the Purchasers on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Issuers bear to the total discounts and commissions received by the Purchasers from the Issuers under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers or the Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities purchased by it were resold exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) The obligations of the Issuers under this Section shall be in addition to any liability which the Issuers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act or the Exchange Act; and the obligations of the Purchasers under this Section shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions to each person, if any, who controls the Issuers within the meaning of the Securities Act or the Exchange Act.

     8. Default of Purchasers. 1f either of the Purchasers defaults in its obligation to purchase Offered Securities hereunder and the aggregate principal amount of Offered Securities that such defaulting Purchaser agreed but failed to purchase does not exceed 10% of the total principal amount of Offered Securities, CSFB may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including the other Purchaser, but if no such arrangements are made by the Closing Date, the non-defaulting Purchaser shall be obligated to purchase the Offered Securities that such defaulting Purchaser agreed abut failed to purchase. If one Purchaser so defaults and the aggregate principal amount of Offered Securities with respect to which such default occurs exceeds 10% of the total principal amount of Offered Securities and arrangements satisfactory to CSFB and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of the non-defaulting Purchaser or the Company, except as provided in Section 9. As used in this Agreement, the term "Purchaser" includes any person substituted for a Purchaser under this Section. Nothing herein will relieve the defaulting Purchaser from liability for its default.

     9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of each of the Issuers or its officers and of the several Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Purchaser, the Issuers or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Purchasers is not consummated, the Issuers shall remain responsible for the expenses to be paid or reimbursed by them pursuant to
Section 5 and the respective obligations of the Issuers and the Purchasers pursuant to Section 7 shall remain in effect; if any Offered Securities have been purchased hereunder, the Issuers shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 5 and the respective obligations of the Issuers and the Purchasers pursuant to Section 7 shall remain in effect, and the representations and warranties in Section 2 and all other obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Purchasers is not consummated other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (C), (D) or (E) of Section 6(b), the Company will reimburse the Purchasers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

     10. Notices. All communications hereunder will be in writing and, if sent to the Purchasers will be mailed, delivered or telegraphed and confirmed to the Purchasers, c% Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department - Transactions Advisory Group, or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at Terex Corporation, 500 Post Road East, Westport, CT 06880, Attention: Eric I Cohen; provided, however, that any notice to a Purchaser pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Purchaser.

     11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Company as if such holders were parties thereto.

     12. Representation of Purchasers. You will act for the several Purchasers in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Purchasers jointly or by CSFB will be binding on each of the Purchasers.

     13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     14. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of laws.

     EACH OF THE ISSUERS HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN ANY SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     If the foregoing is in accordance with the Purchasers' understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Issuers and the several Purchasers in accordance with its terms.

                                Very truly yours,

                                TEREX CORPORATION

                                By: /s/ Eric I Cohen
                                  -------------------------
                                Name: Eric I Cohen
                                Title: Senior Vice President, Secretary and
                                         General Counsel


                                As the Guarantors,

                                KOEHRING CRANES, INC.
                                PAYHAULER CORP.
                                PPM CRANES, INC.
                                TEREX CRANES, INC.
                                TEREX-RO CORPORATION
                                TEREX-TELELECT, INC.
                                THE AMERICAN CRANE CORPORATION
                                O&K ORENSTEIN & KOPPEL, INC.
                                AMIDA INDUSTRIES, INC.
                                CEDARAPIDS, INC.
                                STANDARD HAVENS, INC.
                                STANDARD HAVENS PRODUCTS, INC.
                                BL-PEGSON (USA), INC.
                                BENFORD AMERICA, INC.
                                COLEMAN ENGINEERING, INC.
                                EARTHKING, INC.
                                FINLAY HYDRASCREEN USA, INC.
                                POWERSCREEN HOLDINGS USA, INC.
                                POWERSCREEN INTERNATIONAL LLC
                                POWERSCREEN NORTH AMERICA, INC.
                                POWERSCREEN USA, LLC
                                ROYER INDUSTRIES, INC.
                                TEREX BARTELL, INC,
                                TEREX MINING EQUIPMENT, INC.
                                CMI TEREX CORPORATION
                                CM DAKOTA COMPANY
                                CMIOIL CORPORATION
                                FUCHS TEREX, INC.
                                GENIE ACCESS SERVICES, INC.
                                GENIE CHINA, INC.
                                GENIE FINANCIAL SERVICES, INC.
                                GENIE HOLDINGS, INC.
                                GENIE INDUSTRIES, INC.
                                GENIE INTERNATIONAL, INC.
                                GENIE MANUFACTURING, INC.
                                GFS COMMERCIAL LLC.
                                GFS NATIONAL, INC.
                                GO CREDIT CORPORATION
                                LEASE SERVICING & FUNDING CORP.
                                PRODUCT SUPPORT, INC.
                                SCHAEFF INCORPORATED
                                TELELECT SOUTHEAST DISTRIBUTION, INC.
                                TEREX ADVANCE MIXER, INC.
                                TEREX FINANCIAL SERVICES, INC.
                                TEREX UTILITIES, INC.
                                TEREX UTILITIES SOUTH, INC.
                                UTILITY EQUIPMENT, INC.

                                By: /s/ Eric I Cohen
                                -------------------------
                                Name: Eric I Cohen
                                Title: Vice President and Secretary

The foregoing Purchase Agreement Is hereby confirmed and accepted as of the due first above written.

CREDIT SUISSE FIRST BOSTON LLC
CITIGROUP GLOBAL MARKETS INC.

By:  CREDIT SUISSE FIRST BOSTON LLC

By:  /s/ James T. Glerun, Jr.
-----------------------------------
Name: James T. Glerun, Jr.
Title: Managing Director

Acting on behalf of themselves
and as the Representatives of
the several Purchasers

                                   SCHEDULE A

                                                  Principal Amount of
        Initial Purchaser                         Offered Securities
        -----------------                         -------------------
Credit Suisse First Boston Corporation..........   $ 180,000,000
Citigroup Global Markets Inc....................      60,000,000
ABN AMRO Incorporated...........................      30,000,000
Banc of America Securities LLC..................      18,000,000
Credit Lyonnais Securities (USA) Inc............       6,000,000
Dresdner Kleinwort Wasserstein Securities.......       6,000,000
                Total...........................   $ 300,000,000
                                                   =============

                                    EXHIBIT A

                      FORM OF REGISTRATION RIGHTS AGREEMENT